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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) Commission File Number 0-23155 May 13, 2003
                                 TRIMERIS, INC.
                           (Exact name of registrant)

         Delaware                                     56-1808663
 (State of organization)                (I.R.S. Employer Identification Number)


          3518 Westgate Drive, Suite 300, Durham, North Carolina 27707
             (Address of principal executive offices and zip code)

                                 (919) 419-6050
                         (Registrant's telephone number)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.

      99.1   Transcript of First Quarter 2003 Earnings Release Conference Call


ITEM 9.  REGULATION FD DISCLOSURE

The following information is being furnished pursuant to Item 12, "Results of Operations and Financial Condition" of Form 8-K:

On May 13, 2003, Trimeris, Inc. held a webcast to discuss its financial results for the first quarter of 2003. A transcript of this webcast is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIMERIS, INC.



                                            By:   /s/ Dani P. Bolognesi
                                               --------------------------------
                                                 Dani P. Bolognesi
                                                 Chief Executive Officer and
                                                 Chief Scientific Officer

Dated May 14, 2003